                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)               [ ]

                         ------------------------------

                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

NEW YORK                                                        13-5160382
(STATE OF INCORPORATION                                         (I.R.S. EMPLOYER
IF NOT A U.S. NATIONAL BANK)                                    IDENTIFICATION NO.)
ONE WALL STREET, NEW YORK, N.Y.                                 10286
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

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                           THE SEAGRAM COMPANY LTD. -

                           LA COMPAGNIE SEAGRAM LTEE
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

CANADA                                                          NONE
(STATE OR OTHER JURISDICTION OF                                 (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NO.)
1430 PEEL STREET
MONTREAL, QUEBEC, CANADA                                        H3A 1S9
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

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                         JOSEPH E. SEAGRAM & SONS, INC.

              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

INDIANA                                                         13-1285240
(STATE OR OTHER JURISDICTION OF                                 (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NO.)
375 PARK AVENUE
NEW YORK, NEW YORK                                              10152
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

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                                DEBT SECURITIES

                      (TITLE OF THE INDENTURE SECURITIES)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

    NAME                                                           ADDRESS
    ----                                          ------------------------------------------
    Superintendent of Banks of the State of       2 Rector Street, New York, N.Y. 10006,
    New York                                      and Albany, N.Y. 12203
    Federal Reserve Bank of New York              33 Liberty Plaza, New York, N.Y. 10045
    Federal Deposit Insurance Corporation         Washington, D.C. 20429
    New York Clearing House Association           New York, New York 10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of August, 1999.

                                          THE BANK OF NEW YORK

                                          By: /s/ WALTER N. GITLIN
                                            ------------------------------------
                                              Name: WALTER N. GITLIN
                                              Title:  VICE PRESIDENT

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of August, 1999.

                                          THE BANK OF NEW YORK

                                          By: /s/ WALTER N. GITLIN
                                            ------------------------------------
                                              Name: WALTER N. GITLIN
                                              Title:  VICE PRESIDENT

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 DOLLAR
                                                                AMOUNTS
                                                              IN THOUSANDS
                                                              ------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........  $ 5,597,807
  Interest-bearing balances.................................    4,075,775
Securities:
  Held-to-maturity securities...............................      785,167
  Available-for-sale securities.............................    4,159,891
Federal funds sold and Securities purchased under agreements
  to resell.................................................    2,476,963
Loans and lease financing receivables:
  Loans and leases, net of unearned income..................   38,028,772
  LESS: Allowance for loan and lease losses.................      568,617
  LESS: Allocated transfer risk reserve.....................       16,352
  Loans and leases, net of unearned income, allowance, and
     reserve................................................   37,443,803
Trading Assets..............................................    1,563,671
Premises and fixed assets (including capitalized leases)....      683,587
Other real estate owned.....................................       10,995
Investments in unconsolidated subsidiaries and associated
  companies.................................................      184,661
Customers' liability to this bank on acceptances
  outstanding...............................................      812,015
Intangible assets...........................................    1,135,572
Other assets................................................    5,607,019
                                                              -----------
Total assets................................................  $64,536,926
                                                              ===========

                                                                 DOLLAR
                                                                AMOUNTS
                                                              IN THOUSANDS
                                                              ------------
LIABILITIES
Deposits:
  In domestic offices.......................................  $26,488,980
  Noninterest-bearing.......................................   10,626,811
  Interest-bearing..........................................   15,862,169
  In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................   20,655,414
  Noninterest-bearing.......................................      156,471
  Interest-bearing..........................................   20,498,943
Federal funds purchased and Securities sold under agreements
  to repurchase.............................................    3,729,439
Demand notes issued to the U.S. Treasury....................      257,860
Trading liabilities.........................................    1,987,450
Other borrowed money:
  With remaining maturity of one year or less...............      496,235
  With remaining maturity of more than one year through
     three years............................................          465
  With remaining maturity of more than three years..........       31,080
Bank's liability on acceptances executed and outstanding....      822,455
Subordinated notes and debentures...........................    1,308,000
Other liabilities...........................................    2,846,649
                                                              -----------
Total liabilities...........................................   58,624,027
                                                              ===========
EQUITY CAPITAL
Common stock................................................    1,135,284
Surplus.....................................................      815,314
Undivided profits and capital reserves......................    4,001,767
Net unrealized holding gains (losses) on available-for-sale
  securities................................................       (7,956)
Cumulative foreign currency translation adjustments.........      (31,510)
                                                              -----------
Total equity capital........................................    5,912,899
                                                              -----------
Total liabilities and equity capital........................  $64,536,926
                                                              ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Directors

Thomas A. Reyni
Alan R. Griffith
Gerald L. Hassell